SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) June 26, 1997


                             CASPEN OIL, INC.

          (Exact name of Registrant as specified in its charter)



          Nevada              1-7965              75-1388609

(State or other          (Commission File         (IRS Employer
 jurisdiction of              Number)              Identification
 incorporation)                                         Number)



Irongate 3, Suite 201, 777 S. Wadsworth Blvd., Lakewood, CO  80226
(Address of principal executive offices)               (ZIP Code)


Registrant's telephone number, including area code: (303)987-0925















Item 4.  Changes in Registrant's Certifying Accountant



     On June 26, 1997, and by Unanimous Consent of the Registrant's Board of Directors, John M. Hanson & Company, P.C. replaced BDO Seidman, LLP as the Registrant's independent certifying accountant. The Registrant has not consulted with John M. Hanson & Company, P.C. on any accounting or auditing matters during the past two years. There were no disagreements on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure with BDO Seidman, LLP. The Registrant has requested BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.







































                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.



                                   CASPEN OIL, INC.
                                   (Registrant)


Date:     June 30, 1997            By:  /s/ Gary N. Davis
                                        Gary N. Davis
                                        Chief Financial Officer